                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:


/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



/X/ Definitive proxy statement


/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
             NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):


/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------


/X/ Fee paid previously with preliminary materials.


- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

                                                                   [NUVEEN LOGO]


September 30, 1996


DEAR SHAREHOLDER:

We are pleased to invite you to the Annual Meetings of Shareholders of each of Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. The meetings are scheduled for Thursday, November 21, 1996 at 10:00 a.m., Chicago time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois.

At the Annual Meetings, all shareholders will be asked to consider and approve a very important proposal. The Funds' management seeks to update the terms of the Money Market Cumulative Preferred Stock or Municipal Auction Rate Cumulative Preferred Stock, as the case may be (MuniPreferred(R)), to conform with the state-of-the-art terms of more recent MuniPreferred offerings (as more fully described in the attached proxy statement). We believe the proposals will provide a wider range of investment choices and simplify investing in and owning shares of MuniPreferred, potentially making MuniPreferred an even better investment. If approved, the terms of the MuniPreferred would be amended to, among other things, offer the following advantages:

     - Eliminate Master Purchaser's Letters

     - Refine Maximum Dividend Rate Provisions

     - Increase Flexibility in Establishing Extended Rate Periods

You will also be asked to elect directors and ratify the selection of independent auditors.

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Sincerely,
Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman

NOTICE OF ANNUAL MEETINGS                                                     333 West Wacker Drive
OF SHAREHOLDERS -                                                             Chicago, Illinois
NOVEMBER 21, 1996                                                             60606
                                                                              800-257-8787


NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


September 30, 1996


TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., each a Minnesota corporation, (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 21, 1996, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

     1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1997.

     3. To approve amendments to the terms of the Fund's Money Market Cumulative Preferred Stock or Municipal Auction Rate Cumulative Preferred Stock, as the case may be.

     4. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MONEY MARKET CUMULATIVE PREFERRED STOCK OR MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
ONLY:

To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on September 23, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                                         333 West Wacker Drive
SEPTEMBER 30, 1996                                                            Chicago, Illinois
                                                                              60606
                                                                              800-257-8787


NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each a "Board" and each director a "Board Member") of each of Nuveen California Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen California Municipal Market Opportunity Fund, Inc. ("Market Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen California Select Quality Municipal Fund, Inc. ("Select Quality"), and Nuveen California Quality Income Municipal Fund, Inc. ("Quality Income"), (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 21, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of shares of Money Market Cumulative Preferred Stock, in the case of Performance Plus and Market Opportunity, or Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)") in the case of the other Funds (for convenience, shares of Performance Plus and Market Opportunity's Money Market Cumulative Preferred Stock shall also be referred to in this Joint Proxy Statement as shares of MuniPreferred), as listed in this Joint Proxy Statement, FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors and FOR approval of Amendments to the terms of the Fund's MuniPreferred. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

- --------------------------------------------------------------------------------------------------------
MATTER                                                                    COMMON SHARES  MUNIPREFERRED
- --------------------------------------------------------------------------------------------------------
 Election of Board Members by all Shareholders (Lawrence Brown, Anthony  X              X
 Dean, Anne Impellizzeri, and Peter Sawers nominated)
- --------------------------------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred only (Margaret Rosenheim and                X
 Timothy Schwertfeger nominated)
- --------------------------------------------------------------------------------------------------------
 Ratify Selection of Auditors                                            X              X
- --------------------------------------------------------------------------------------------------------
 Approval of amendments to the terms of the Fund's MuniPreferred         X              X
- --------------------------------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.


For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund, abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members, against ratification of the selection of independent auditors, and against approval of the amendments to the terms of the Fund's MuniPreferred. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Shares of a series of MuniPreferred of a Fund held in "street name" for which voting instructions have not been received as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker (if such broker is a New York Stock Exchange Member) on each item in the same proportion as the votes cast by all MuniPreferred shareholders of that series of that Fund who have voted on the item. Rule 452 permits proportionate voting for a series of MuniPreferred of a Fund if, among other things, (i) a minimum of 30% of the shares of MuniPreferred of that series outstanding has been voted by the holders of such shares and (ii) less than 10% of the shares of MuniPreferred of that series outstanding voted against the item. For purposes of meeting the 30% test, abstentions will be treated as shares "voted" and, for purposes of meeting the 10% test, abstentions will not be treated as voting against the item.


As of September 23, 1996, there were issued and outstanding: 12,477,045 Common Shares and 1,800 shares of each series of MuniPreferred, Series T and F of Performance Plus; 7,893,325 Common Shares and 2,200 shares of MuniPreferred, Series W of Market Opportunity; 13,116,240 Common Shares and 3,600 shares of MuniPreferred, Series M of Investment Quality; 22,406,736 Common Shares and 2,400 shares of MuniPreferred, Series T and 3,600 shares of MuniPreferred, Series TH of Select Quality; 21,355,281 Common Shares and 3,000 shares of each series of MuniPreferred, Series W and F of Quality Income. Those persons who were shareholders of record at the close of business on September 23, 1996 will be entitled to one vote for each share held.



This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 30, 1996.

SUMMARY OF PROPOSAL 3

Proposal 3 would amend the terms of the MuniPreferred in an effort to simplify investing in and owning shares of MuniPreferred. The proposal would, among other things, accomplish the following:

1. ELIMINATE MASTER PURCHASER'S LETTERS. A purchaser of MuniPreferred is presently required to sign a master purchaser's letter. In order to simplify the investment process, the proposal would eliminate this requirement.

2. INCREASE NUMBER OF EXTENDED RATE PERIODS. The Fund currently may extend a rate period from the minimum 7 days to 28 days, 182 days, 1 year, 3 years or 5 years. The proposal would provide the Fund with the ability to select an extended rate period of any length divisible by seven days up to five years. By providing the Fund with a greater number of extended rate periods to choose from, the Fund would have greater flexibility in managing its capital structure and MuniPreferred shareholders could have a wider range of investment choices.

3. ELIMINATE DEEMED HOLD ORDERS FOR EXTENDED RATE PERIODS. Currently, if a MuniPreferred shareholder fails to submit an order at an auction, such owner is deemed to have submitted a hold order. For rate periods of up to 28 days, a deemed hold order is viewed as a convenience to shareholders who wish to continue to hold shares, alleviating the need to submit an order at each weekly auction. To avoid, however, having MuniPreferred shareholders inadvertently hold MuniPreferred for rate periods of more than 28 days, the proposal would treat inaction on the part of shareholders when orders are due prior to a rate period of more than 28 days as a sell order.

Proposal 3 also would result in administrative conveniences and potential cost savings to the Fund.

The foregoing is a summary of certain provisions of Proposal 3 and should be read in conjunction with the full description of the Proposal. AS DESCRIBED THEREIN, THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL 3.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of common shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of August 31, 1996. All of the nominees except Mr. Dean were last elected to each Board at the 1995 Annual Meeting of Shareholders. Mr. Dean will be standing for election by the Fund's shareholders for the first time at the Annual Meeting of Shareholders. Mr. Dean was appointed to the Board to fill a vacancy that occurred upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Boards of the Funds on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. There is currently one vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS


- ----------------------------------------------------------------------------------------------------------------
                                                                                              FULL COMMON SHARES
                                                                                              BENEFICIALLY OWNED
                                                                                                 AUGUST 31, 1996
                                                                                           ---------------------
                                                                                                             ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF                         YEAR FIRST ELECTED OR            THE       NUVEEN
NOMINEES AS OF AUGUST 31, 1996(1)                              APPOINTED A BOARD MEMBER       FUNDS     FUNDS(2)
- ----------------------------------------------------------------------------------------------------------------
Lawrence H. Brown(62)                                          1993--All Funds                    0        3,704
Board Member of the Funds; retired in August 1989 as Senior
Vice President of The Northern Trust Company.

*Anthony T. Dean(51)                                           1996--All Funds                    0        6,845
Board Member and President of the Funds (since July 1996);
Director and (since July 1996) President of The John Nuveen
Company, John Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.; prior
thereto, Executive Vice President of The John Nuveen
Company, John Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.

Anne E. Impellizzeri(63)                                       1994--All Funds                    0        2,000
Board Member of the Funds; President and Chief Executive
Officer of Blanton-Peale Institute (since December 1990);
prior thereto, Vice President of New York City Partnership
(from 1987 to 1990) and Vice President of Metropolitan Life
Insurance Company (from 1980 to 1988).

Peter R. Sawers(63)                                            1991--All Funds                    0        8,433
Board Member of the Funds; Adjunct Professor of Business and
Economics, University of Dubuque, Iowa; Adjunct Professor,
Lake Forest Graduate School of Management, Lake Forest,
Illinois (since January 1992); prior thereto, Executive
Director, Towers Perrin Australia (management consultant);
Chartered Financial Analyst; Certified Management
Consultant.
- ----------------------------------------------------------------------------------------------------------------

TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED


- ----------------------------------------------------------------------------------------------------------------
                                                                                              FULL COMMON SHARES
                                                                                              BENEFICIALLY OWNED
                                                                                                 AUGUST 31, 1996
                                                                                           ---------------------
                                                                                                             ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF                         YEAR FIRST ELECTED OR            THE       NUVEEN
NOMINEES AS OF AUGUST 31, 1996(1)                              APPOINTED A BOARD MEMBER    FUNDS(2)     FUNDS(3)
- ----------------------------------------------------------------------------------------------------------------
Margaret K. Rosenheim(69)                                      1989-- Performance Plus             0        5,432
Board Member of the Funds; Helen Ross Professor of Social      1990-- Market
Welfare Policy, School of Social Service Administration,              Opportunity, Investment
University of Chicago.                                                Quality
                                                               1991-- Select Quality,
                                                                      Quality Income

*Timothy R. Schwertfeger(47)                                   1994-- All Funds                    0       96,576
Chairman (since July 1996) and Board Member of the Funds
(since July 1994); Chairman (since July 1996) and Director
of The John Nuveen Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional Advisory
Corp.; prior thereto, Executive Vice President of The John
Nuveen Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory Corp.
- ----------------------------------------------------------------------------------------------------------------


(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 53 Nuveen closed-end funds. In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) No nominee beneficially owned on August 31, 1996, any common shares or MuniPreferred of the Funds.

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended August 31, 1996 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1995, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.


- -------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL
                                        AGGREGATE COMPENSATION FROM THE FUNDS                              COMPENSATION
                              ----------------------------------------------------------------------      ON NUVEEN FUNDS
                                                                                                            ACCRUED FOR
                              PERFORMANCE        MARKET         INVESTMENT      SELECT       QUALITY           BOARD
   NAME OF BOARD MEMBER          PLUS          OPPORTUNITY       QUALITY        QUALITY      INCOME         MEMBERS(1)
- -------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                    $561             $428            $573         $827         $804              $55,500
Anne E. Impellizzeri                  561              428             573          827          804               63,000
Margaret K. Rosenheim                 596              450             609          887          863               62,322(2)
Peter R. Sawers                       561              428             573          827          804               55,500
- -------------------------------------------------------------------------------------------------------------------------


(1) Includes compensation for service on the boards of 21 Nuveen open-end funds and 53 Nuveen closed-end funds.


(2) Includes $1,572 in interest accrued on deferred compensation from prior years.


Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund held thirteen meetings during the fiscal year ended August 31, 1996.



Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during the fiscal year ended August 31, 1996.



Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each of the Funds held one meeting during the fiscal year ended August 31, 1996. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.


Each Fund's Board held six meetings during the fiscal year ended August 31, 1996. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).


Each Fund has the same executive officers. The following table sets forth information as of August 31, 1996 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meeting of Shareholders, which Board meeting is presently scheduled to be held on January 29, 1997.



- -------------------------------------------------------------------------------------------------------
                                                                           POSITIONS AND OFFICES WITH
NAME, AGE AND PRINCIPAL OCCUPATIONS                                                   FUNDS
- -------------------------------------------------------------------------------------------------------
William M. Fitzgerald, 32                                                 Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since December 1995); prior thereto, Assistant Vice President (from September 1992 to December 1995)
and Assistant Portfolio Manager (from June 1988 to September 1992) of
Nuveen Advisory Corp.; Chartered Financial Analyst.

Kathleen M. Flanagan, 49                                                  Vice President (since 1994)
Vice President of John Nuveen & Co. Incorporated and (since 1996) Vice
President of
Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.

J. Thomas Futrell, 41                                                     Vice President (since 1991)
Vice President of Nuveen Advisory Corp.; Chartered Financial Analyst.

Steven J. Krupa, 39                                                       Vice President (since 1990)
Vice President of Nuveen Advisory Corp.

Anna R. Kucinskis, 50                                                     Vice President (since 1991)
Vice President of John Nuveen & Co. Incorporated.

Larry W. Martin, 45                                                       Vice President (since 1993) &
Vice President (since September 1993), Assistant Secretary and Assistant  Assistant Secretary (since
General Counsel of John Nuveen & Co. Incorporated; Vice President (since  1989)
May 1993) and Assistant Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant Secretary (since January 1992)
of Nuveen Institutional Advisory Corp.; Assistant Secretary (since
February 1993) of The John Nuveen Company; Director of Nuveen, Duff &
Phelps Investment Advisors (since January 1995).

O. Walter Renfftlen, 57                                                   Vice President & Controller
Vice President and Controller of The John Nuveen Company (since March     (since 1989)
1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Thomas C. Spalding, Jr., 45                                               Vice President (since 1989)
Vice President of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.; Chartered Financial Analyst.

H. William Stabenow, 62                                                   Vice President & Treasurer
Vice President and Treasurer of The John Nuveen Company (since March      (since 1989)
1992), John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since January 1992).

James J. Wesolowski, 46                                                   Vice President & Secretary
Vice President, General Counsel and Secretary of The John Nuveen Company  (since 1989)
(since March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.

- -------------------------------------------------------------------------------------------------------
                                                                           POSITIONS AND OFFICES WITH
                  NAME, AGE AND PRINCIPAL OCCUPATIONS                                 FUNDS
- -------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman, 39                                                  Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary and Assistant  Assistant Secretary (since
General Counsel of John Nuveen & Co. Incorporated; Vice President (since  1989)
May 1993) and Assistant Secretary of Nuveen Advisory Corp.; Vice
President (since May 1993) and Assistant Secretary (since January 1992)
of Nuveen Institutional Advisory Corp., Assistant Secretary of The John
Nuveen Company (since May 1994).
- -------------------------------------------------------------------------------------------------------



On August 31, 1996, Board Members and executive officers of the Funds as a group beneficially owned 199,161 common shares of all funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any common shares of any Fund, but did own four shares of MuniPreferred of Performance Plus. As of August 31, 1996, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.


2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending August 31, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

3. AMENDMENT AND RESTATEMENT OF THE STATEMENT

The Board of Directors of each Fund has proposed that each Statement Establishing and Fixing the Rights and Preferences of MuniPreferred (the "Statement") for each Fund, be amended and restated. The proposed Amendment and Restatement (the "Amendment") would make certain changes to the terms of the Statement in order to provide greater flexibility, simplify and clarify the terminology and organization of the Statement and, in general, bring the Statement into conformity with the terms of MuniPreferred issued by other more recent Nuveen-sponsored closed-end funds, thereby resulting in administrative convenience and potential cost savings to the Fund.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.

Because the proposed separate amendments to the Statement for each Fund are interrelated and set forth in a single restatement of each such Fund's Statement, they will be voted upon by each Fund as a single amendment. For each Fund, the affirmative vote of the holders of at least a majority of the shares of common stock and shares of MuniPreferred present in person or by proxy and entitled to vote, voting as a single class, and the affirmative vote of the holders of at least 66 2/3% (a majority, in the case of Quality Income) of the outstanding shares of each series of MuniPreferred, each voting as a separate class, are required to approve the Amendment.

Set forth below is a description and explanation of the various revisions to each Fund's Statement that are embodied in each such Fund's Amendment. To the extent a particular revision applies only to one or more Funds, it is generally because the revision is already incorporated into the Statement for the other Funds. Where a proposed revision is described as intended to clarify a provision of the Statement, the revision is designed to reflect the Board of Directors' interpretation of the current provision without making any substantive change.

Unless the context requires otherwise, capitalized terms used but not defined shall have the meanings ascribed to such terms in (a) the Statement or the Amendment and (b) Annex A hereto. The summary of the Amendment set forth below is qualified in its entirety by reference to the Amendment, a copy of which is available from the Fund upon request without charge.

A. DIVIDEND PAYMENT PROVISIONS (SECTION 2 OF PART I OF THE AMENDMENT)

     1. FREQUENCY OF DIVIDEND PAYMENTS DURING SPECIAL RATE PERIODS

The Amendment would provide the Fund with the flexibility to pay dividends more frequently during Special Rate Periods. Current provisions in the Statement require dividends to be paid every fourth week after the first day of a 28-day Special Rate Period, approximately every 13th week during a 182-day Special Rate Period, and approximately every three months during longer Special Rate Periods. The Amendment provides that dividends on shares of MuniPreferred will be payable during Special Rate Periods consisting of 28 Rate Period Days or fewer on a weekly basis, and during any Special Rate

Period consisting of more than 28 Rate Period Days, at such times as the Fund sets forth in the Notice of Special Rate Period. Since sellers of MuniPreferred are subject to taxation at capital gains rates on the portion of the sale price that represents accrued dividends, whereas the dividends when paid constitute tax-exempt income, the greater the amount of accrued dividends at a time when a holder sells shares of MuniPreferred outside of an Auction, the greater the possible adverse tax effect to the seller. This potential tax burden to sellers is likely to result in less favorable bids in an Auction for a Special Rate Period, thereby increasing the cost to the Fund of designating a Special Rate Period. The ability to fix more frequent Dividend Payment Dates during Special Rate Periods would reduce the amount of unpaid dividends that accrue between Dividend Payment Dates, which should result in a lower Applicable Rate for Special Rate Periods, thereby reducing the cost to the Fund of Special Rate Periods.

     2. RESUMPTION OF AUCTIONS AFTER FAILURES TO DEPOSIT; LATE CHARGES


For each Fund except Performance Plus, the Amendment, in order to conform the Statement to current Moody's guidelines, would require the Fund, if Moody's is then rating the shares of MuniPreferred, to arrange to pay a late charge to a beneficial owner of shares of MuniPreferred if there has been a Failure to Deposit with respect to such shares. Currently, in certain circumstances, the Statement does not provide that the Fund must pay a late charge if there has been a Failure to Deposit. The Moody's guidelines require the Fund, in addition to curing a Failure to Deposit before resuming Auctions for shares of MuniPreferred with respect to which such Failure to Deposit has occurred, to pay a late charge to beneficial owners of such shares before resuming Auctions therefor.


The Statement currently provides for each Fund except Performance Plus, and is proposed to be amended to provide for Performance Plus, that if any Failure to Deposit shall occur during any Rate Period of shares of MuniPreferred (other than any Special Rate Period of 4 or more Dividend Periods (1 year or more) or any Rate Period succeeding any Special Rate Period of 4 or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), no Auction will be held for such shares for the next Rate Period thereof and the Fund shall pay dividends on such shares at a penalty rate for such next Rate Period. If, however, the Fund, at its option, cures such Failure to Deposit and pays a late charge prior to 12:00 Noon, New York City time, on the third business day next succeeding the date on which such Failure to Deposit occurred, the penalty dividend rate will be lower than it would otherwise be. If any Failure to Deposit shall occur during any Special Rate Period of shares of MuniPreferred of 4 or more Dividend Periods (or during any Rate Period succeeding any Special Rate Period of 4 or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), the Fund shall pay dividends on such shares at a penalty rate for the next Rate Period thereof, but only if the Fund shall fail to cure such Failure to Deposit by 12:00 Noon, New York City time, on the fourth business day preceding the Auction Date for such next Rate Period. If the Fund so cures such Failure to Deposit, it may resume Auctions with respect to such shares on such Auction Date and pay dividends on such shares at the rate determined in Auctions.

For Performance Plus, the Statement currently provides that if a Failure to Deposit with respect to shares of MuniPreferred shall occur during any Rate Period thereof (other than any Special Rate Period of 4 or more Dividend Periods or any Rate Period succeeding any Special Rate Period of 4 or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), and such Failure to Deposit shall not have been cured and a late charge paid, in each case as of 12:00 Noon on the third business day next succeeding such Failure to Deposit, no Auctions will thereafter be held for such shares, and the dividend rate for such shares for each Dividend Period commencing after such Failure to Deposit shall be a rate per annum equal to 200% of LIBOR on the first day of each such Dividend Period. This provision was designed to enable the Fund to resume Auctions with respect to shares of MuniPreferred in the event of "ministerial" Failures to Deposit with respect to such shares (e.g., Failures to Deposit caused by inadvertence or communications mishaps) that are cured within 3 days, while compelling the Fund to pay a penalty dividend rate on such shares for so long as they remain outstanding in the event of Failures to Deposit that are not so cured. The Fund believes that the current provision is needlessly onerous. The Amendment would provide that the penalty dividend rate be the Maximum Rate, or in certain cases, a "stepped-up" Maximum Rate (i.e., the Maximum Rate, using for purposes of calculating the Rate Multiple, a prevailing rating that is deemed to be "Below ba3-/BB-"), instead of 200% of LIBOR. The Statement also currently provides that if any Failure to Deposit shall occur with respect to shares of MuniPreferred during a Special Rate Period of 4 or more Dividend Periods, or during any Rate Period succeeding any Special Rate Period of 4 or more Dividend Periods during which a Failure to Deposit occurred that has not been cured, the dividend rate for such shares for each Subsequent Rate Period thereof to and including the Subsequent Rate Period during which such Failure to Deposit is cured in accordance with the second preceding paragraph above shall be a rate per annum equal to 200% of the highest of (1) the Applicable Rate for such shares during such Special Rate Period, (2) the Treasury Rate for such Special Rate Period on the first day of each such Subsequent Rate Period and (3) the "AA" Composite Commercial Paper Rate for Minimum Rate Periods on the first day of each such Subsequent Rate Period. The Amendment would simplify the foregoing by providing that the penalty rate for such Subsequent Rate Periods will be a "stepped-up" Maximum Rate. Finally, as the Amendment would eliminate 200% of LIBOR as the penalty dividend rate, the Amendment would also delete the appropriate references to LIBOR from the Statement.

     3. CALCULATION OF LATE CHARGE

The Amendment would provide that when the Fund is required to pay a late charge, the amount of the late charge would be determined by reference to one of several different benchmark rates, designed to conform with the length of the Rate Period in which such late charge is to be paid. Under current provisions of the Statement, a late charge is determined by reference to the "AA" Composite Commercial Paper Rate, which is a short-term benchmark rate. Because the Amendment grants enhanced flexibility with respect to determining the length of Special Rate Periods and enlarges the circumstances in which the Fund may be required to pay a late charge, the Fund believes that a short-term benchmark rate would not be appropriate for determining late charges occurring during such longer term Special Rate Periods. Accordingly, the Amendment would substitute the defined term "Reference Rate" for the "AA" Composite Commercial Paper Rate for this purpose. The "Reference Rate" embodies a number of different benchmark rates for different Rate Periods, permitting the selection of a rate that conforms more closely to the length of the Rate Period to which it applies.

     4. ELIMINATE REQUIREMENT THAT DIVIDEND PAYMENT DATE MUST BE FOLLOWED BY A BUSINESS DAY [FOR PERFORMANCE PLUS, MARKET OPPORTUNITY AND INVESTMENT QUALITY ONLY]

The Amendment would eliminate the requirement that dividends be paid on shares of MuniPreferred on a business day that is immediately followed by a business day. This requirement was designed to assure that beneficial owners of shares of MuniPreferred would be able to use their dividend payments on the day immediately following a Dividend Payment Date. Now, however, all the Broker-Dealers that participate in Auctions for shares of MuniPreferred have represented to the Funds that they or their affiliates will make dividends available in same-day funds on each Dividend Payment Date to the beneficial owners of shares of MuniPreferred for which they serve as Agent Members. Since beneficial owners of shares of MuniPreferred will receive dividends in same-day funds on Dividend Payment Dates, the requirement that the day after a Dividend Payment Date be a business day is no longer needed. This modification will benefit the Fund by minimizing the number of times each year that regular Dividend Payment Dates must be moved to another day, thereby reducing the frequency of non-standard Rate Periods.

B. GROSS-UP PAYMENT PROVISIONS (SECTION 3 OF PART I, SECTION 5 OF PART II AND
   SECTION 4 OF APPENDIX A TO THE AMENDMENT)

The Amendment would expand the circumstances under which the Fund would be required to make Gross-up Payments in order to provide greater certainty to investors, which should result in more favorable bids for shares of MuniPreferred at Auctions. The Amendment would require the Fund to make Gross-up Payments in the case of any Special Rate Period of more than 28 Rate Period Days whenever net capital gains or other income taxable for Federal income tax purposes is allocated to a dividend on shares of MuniPreferred with or without notice in advance of the Auction for the Special Rate period. The Fund believes that the proposed amendment is in its best interest because the Fund has determined that it may not be able to give advance notice of its intent to allocate net capital gains or other income taxable for Federal income tax purposes to dividends on shares of MuniPreferred in the case of such longer-term Special Rate Periods. Rather than have bidders in Auctions bid up the dividend rate for any such Special Rate Period because of the uncertainty of whether and to what extent the Fund might make such an allocation of taxable income, the Fund believes if it is required to make such Gross-Up Payments, bids placed in Auctions will result in lower dividend rates because of the greater certainty regarding taxable allocations.

In addition, the Amendment would change the way in which a Gross-up Payment is calculated to take into account the different Federal income tax rates applicable to ordinary income and net capital gains at the time such Gross-up Payment is made as opposed to when the related tax event occurred. The notification provisions applicable to Gross-up Payments also would be amended to require notification of the Gross-up Payment prior to the end of the calendar year in which the Gross-up Payment is made. Finally, the Amendment clarifies that a Gross-up Payment will not be made if a holder of MuniPreferred receives a Taxable Allocation upon a reallocation of income or gain by the Internal Revenue Service.

C. SPECIAL RATE PERIOD PROVISIONS (SECTION 4 OF PART I OF AMENDMENT)

     1. GREATER FLEXIBILITY IN DESIGNATING SPECIAL RATE PERIODS

The Amendment would permit the Fund, at its option, to designate Special Rate Periods consisting of any number of Rate Period Days that is evenly divisible by seven and is not more than 1,820, subject to certain minor adjustments. This contrasts with the current provisions of the Statement, which only authorize Special Rate Periods of 28 or 182 Rate Period Days or 1, 3 or 5 years. The added flexibility will better enable the Fund to respond to changing market conditions in managing its capital structure.

     2. NOTICE OF SPECIAL RATE PERIOD

The Amendment would permit the Fund to give less than the currently required 20 days written notice (by publication and mail) of the designation of a Special Rate Period, if the Auction Agent permits such shorter notice. It would also permit the Fund to notify the Auction Agent of its determination to exercise or not to exercise an option to proceed with a proposed Special Rate Period after the specified deadline of 11:00 a.m., New York City time, on the business day next preceding the first day of such Special Rate Period, if the Auction Agent agrees to accept such shorter notice. Both of these changes would give the Fund more time to make decisions concerning the designation of Special Rate Periods, thereby putting the Fund in a better position to respond to changing market conditions.

     3.INFORMATION FOR RATING AGENCIES IN CONNECTION WITH
       NOTICE OF SPECIAL RATE PERIOD

The Amendment would make certain changes intended to more clearly describe the information required to be furnished to rating agencies together with a Notice of a Special Rate Period, to permit the rating agencies to determine that Moody's Eligible Assets or S&P's Eligible Assets at that time satisfy such rating agency guidelines.

     4.REDEMPTION PRICE [FOR PERFORMANCE PLUS AND MARKET OPPORTUNITY ONLY]

The Amendment would provide that a designation of a Special Rate Period shall be effective if the Redemption Price of any shares of MuniPreferred that have been called for redemption have been deposited with the Auction Agent, as opposed to the current provisions of the Statement, which require the Redemption Price to have been paid to the holders of such shares.

     5. OTHER REVISIONS

The Amendment would also make other conforming changes to make the language of the Statement consistent with the changes described above.

D. VOTING RIGHTS PROVISIONS (SECTION 5 OF PART I OF THE AMENDMENT)

     1.RIGHT OF HOLDERS OF MUNIPREFERRED TO ELECT MAJORITY OF DIRECTORS
       UNDER CERTAIN CIRCUMSTANCES [FOR PERFORMANCE PLUS, MARKET OPPORTUNITY, INVESTMENT QUALITY AND SELECT QUALITY ONLY]

The Amendment would clarify that holders of the Fund's preferred stock have the right to elect a majority of the Fund's directors (i) in the event that dividends on preferred stock have been in arrears for two years or (ii) pursuant to the provisions of the 1940 Act.

     2. ISSUANCE OF ADDITIONAL PREFERRED STOCK [FOR PERFORMANCE PLUS AND MARKET OPPORTUNITY ONLY]

The Amendment would eliminate the requirement for shareholder approval to issue additional shares of Preferred Stock which would result in the aggregate liquidation preference of all shares of Preferred Stock outstanding exceeding a specified ceiling amount, which amount is set forth in the Statement, but only if Moody's or S&P is then rating the shares of MuniPreferred and only if each rating agency then rating shares of MuniPreferred confirms in writing to the Fund that such additional issuance would not impair the rating then assigned to shares of MuniPreferred by such rating agency.

The Statement currently provides that the Board of Directors, without the vote or consent to the holders of shares of MuniPreferred, but subject to certain rating agency approvals, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but only if, after giving effect to any such issuance, the aggregate liquidation preference of all shares of Preferred Stock of the Fund then outstanding, exclusive of accumulated and unpaid dividends, would not exceed the ceiling amount specified in the Statement. The Fund believes that, so long as either Moody's or S&P is rating the shares of MuniPreferred and the Fund is required--as a precondition for issuing additional shares of Preferred Stock--to obtain written confirmation from each rating agency then rating the shares of MuniPreferred that any such additional issuance would not impair the rating then assigned to shares of MuniPreferred by such rating agency, the holders of shares of MuniPreferred will be adequately protected in the event such additional issuance results in an aggregate liquidation preference of all shares of Preferred Stock outstanding, including MuniPreferred, in excess of the ceiling amount. Accordingly, the Fund proposes that the current ceiling be eliminated, as long as the precondition described above is satisfied. Although the Fund does not currently intend to issue additional shares of Preferred Stock, elimination of the ceiling would enable the Fund to manage its capital structure more efficiently in response to changing market conditions.

The Amendment would also clarify that any additional issuance of shares of Preferred Stock of the Fund will not be deemed to affect the preferences, rights or powers of holders of shares of MuniPreferred as long as each rating agency then rating the shares of MuniPreferred confirms in writing to the Fund that any such additional issuance would not impair the rating then assigned to shares of MuniPreferred by such rating agency.

     3. ELIMINATE SUPERMAJORITY VOTE OF MUNIPREFERRED TO AUTHORIZE CERTAIN ACTIONS [FOR PERFORMANCE PLUS, MARKET OPPORTUNITY, INVESTMENT QUALITY AND SELECT QUALITY ONLY]

The Amendment would decrease the number of shares of MuniPreferred required to approve certain actions of the Fund from 66 2/3% of the outstanding number of such shares to a majority thereof. The actions currently requiring the approval of a supermajority of MuniPreferred shares that would be affected by the Amendment include (i) the authorization, creation or issuance of stock, under certain circumstances, ranking prior to or on a parity with MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or increasing the authorized amount of any series of MuniPreferred, or (ii) amending the Fund's Articles of Incorporation, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of MuniPreferred or the holders thereof. The Fund believes that decreasing the number of shares required to approve these actions to a majority is in the best interest of the Fund, because it will eliminate the ability of the holders of a minority of shares of MuniPreferred to prevent the Fund from taking action that has been approved by the holders of at least a majority of such shares.

     4. CLARIFY AUTHORITY OF THE FUND TO AMEND CERTAIN DEFINITIONS

The Fund is currently authorized to amend, alter or repeal certain definitions included in the Statement pursuant to requirements imposed by Moody's and S&P, provided that the Fund has received confirmation from each rating agency that the amendment would not impair the rating it has assigned to shares of MuniPreferred. The Amendment would extend this same authority to definitions included in the Statement as predicates for the definitions required by the rating agencies, subject to the same condition.

E. MUNIPREFERRED BASIC MAINTENANCE AMOUNT PROVISIONS
   (SECTION 7 OF PART I OF THE AMENDMENT)

The Amendment would modify the occasions when the Fund must provide MuniPreferred Basic Maintenance Reports to Moody's and S&P, while retaining the current requirements regarding the furnishing of these reports to the Auction Agent. The Amendment would also amend the definition of the term "Quarterly Valuation Date" to mean the last business day of each February, May, August and November of each year. These amendments are solely for the administrative convenience of the Fund and the rating agencies.

F. CERTAIN RATING AGENCY RESTRICTIONS (SECTION 10 OF PART I OF THE AMENDMENT)

     1. BORROWING BY THE FUND

In conformity with rating agency guidelines, the Amendment would prohibit the Fund from borrowing money unless the Fund obtains written confirmation from Moody's or S&P, as appropriate, that the borrowing would not impair the rating assigned to shares of MuniPreferred by the rating agency, except that the Fund may borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes" (i.e., the borrowing is to be repaid within 60 days and is not to be extended or renewed), is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing for purposes of the foregoing.

     2. ISSUANCE OF ADDITIONAL MUNIPREFERRED

The Amendment provides that, so long as Moody's or S&P is rating shares of MuniPreferred, the Fund could issue additional shares of existing series of MuniPreferred if it obtains prior confirmation that such issuance would not impair the rating assigned to such shares by the rating agency.

     3. DESIGNATION OF PRICING SERVICE

The Amendment clarifies that, in conformity with S&P guidelines, the pricing service referred to in the definition of Market Value is Kenny S&P Evaluation Services.

G. REDEMPTION PROVISIONS (SECTION 11 OF PART I OF THE AMENDMENT)

     1. OPTIONAL REDEMPTIONS DURING SPECIAL RATE PERIODS

The Amendment would provide that shares of MuniPreferred may be optionally redeemed on the second business day preceding each Dividend Payment Date during any Special Rate Period without the payment of a redemption premium, unless the applicable Notice of Special Rate Period provides otherwise, and that a Notice of Special Rate Period may provide otherwise only if the Board of Directors, in consultation with the Broker-Dealer(s) for such shares for such Special Rate Period, determines that placing restrictions on the Fund's ability to optionally redeem shares of MuniPreferred is in the best interest of the Fund. The Statement currently restricts optional redemption of MuniPreferred without a redemption premium to certain portions of certain Special Rate Periods. The Fund believes that by providing greater flexibility to optionally redeem shares of MuniPreferred during Special Rate Periods, the Amendment would enhance the utility of Special Rate Periods by permitting the Fund to tailor the redemption provisions applicable during such periods to the market conditions prevailing at the time.

     2. REDEMPTION SUBJECT TO CONDITIONS PRECEDENT

The Statement currently provides that if the Fund mails a Notice of Redemption with respect to shares of MuniPreferred, it must redeem the shares of MuniPreferred subject thereto on the date fixed for redemption (or as soon as practicable thereafter if legally available funds are not available on that date). The Amendment would provide that the Board of Directors may establish conditions in a Notice of Redemption that must be satisfied before the Fund is obligated to effect any such redemption. The Fund believes that the Amendment would give the Board of Directors greater flexibility and avoid unnecessary costs associated with certain redemptions. For example, although the Fund does not currently intend to redeem shares of MuniPreferred, the current provision might have the effect of increasing the Fund's financing costs if the Fund were to redeem shares of MuniPreferred and issue new preferred shares in their place. Increased costs might result because the Fund effectively would be compelled to close the offering of the new shares of preferred stock before mailing a Notice of Redemption with respect to shares of MuniPreferred in order to be assured that it will have adequate funds available to effect the redemption--which, as described above, becomes mandatory upon the mailing of the Notice of Redemption--on the date fixed for redemption. This may lead to a situation in which the Fund must pay dividends both on the new shares of preferred stock and on the shares of MuniPreferred (until the date fixed for their redemption). Since the dividend rate that the Fund must pay on the new preferred shares may exceed the rate of return the Fund is able to obtain upon investing the proceeds of the offering of the new shares, the Fund may experience losses resulting from "negative arbitrage." The proposed amendment would permit the Fund to provide in a Notice of Redemption that the redemption of shares of MuniPreferred is conditioned on the closing of the offering of the new preferred shares, thereby enabling the Fund to structure financings such that the redemption of the shares of MuniPreferred occurs simultaneously upon the closing of the new offering, which would eliminate the need to pay dividends simultaneously on both the shares of MuniPreferred and the new shares of preferred stock.

     3. RATING AGENCY CONDITIONS [FOR PERFORMANCE PLUS, MARKET OPPORTUNITY, INVESTMENT QUALITY AND SELECT QUALITY ONLY]

In order to conform the statement to current Moody's guidelines, the Amendment would (i) clarify (for each Fund except Performance Plus and Market Opportunity) and provide (for Performance Plus and Market Opportunity) that the Fund may not on any date mail a Notice of Redemption relating to an optional redemption of shares of MuniPreferred unless on such date the Discounted Value of Moody's Eligible Assets (if Moody's is then rating shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date and
(ii) provide that, for this purpose, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor.

     4. DECREASE NOTICE REQUIREMENT [FOR PERFORMANCE PLUS AND MARKET OPPORTUNITY ONLY]

The Statement currently provides that, in the event the Fund determines or is required to redeem shares of MuniPreferred, it must mail a Notice of Redemption with respect to such shares to the holders thereof not less than 30 nor more than 45 days prior to the date fixed for redemption. The Amendment would substitute 20 days for 30 days in order to enhance the Fund's flexibility with respect to the timing of optional redemptions.

H. LIQUIDATION RIGHTS (SECTION 12 OF PART I OF THE AMENDMENT)

The Amendment would amend the liquidation rights provisions contained in the Statement to clarify that accumulated dividends payable in connection with a dissolution, liquidation or winding up of affairs of the Fund will accumulate to, but will not include, the date of final distribution.

I. MISCELLANEOUS PROVISIONS (SECTION 13 OF PART I OF THE AMENDMENT)

The Amendment would provide, for the administrative convenience of the Fund, that the Fund may, by resolution of its Board of Directors duly adopted and without shareholder approval, amend the Amendment to add additional shares to an existing series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described therein, provided the Fund obtains certain rating agency approvals. However, the Fund does not currently intend to issue additional shares of an existing series of MuniPreferred.

The Statement currently provides that any shares of MuniPreferred that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued preferred shares. The Amendment would amend the Statement to provide that shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Shares without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of the Amendment relating to such series) shall cease to be of further effect and shall cease to be part of the Articles.

The Amendment would delete the provision in the Statement that any notice given under the Statement shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed. This provision has no independent significance in the Statement and may be read to conflict with other notice provisions in the Amendment.

J. AUCTION PROCEDURES (PART II OF THE AMENDMENT)

     1. ELIMINATION OF MASTER PURCHASER'S LETTER

The Amendment would alter the Auction Procedures contained in the Statement to eliminate the requirement that a purchaser of shares execute a Master Purchaser's Letter. The Statement currently provides that a prospective beneficial owner of shares of MuniPreferred must execute a Master Purchaser's Letter. The Fund proposes to eliminate this requirement in order to simplify the investment process. In its place, unless the Fund permits otherwise, only Broker-Dealers (who, in their broker-dealer agreements with the Fund, will bind themselves to the types of provisions contained in a Master Purchaser's Letter) will be considered Existing Holders for purposes of submitting orders to the Auction Agent. The Amendment also provides that, unless the Fund permits otherwise, a beneficial owner of shares of MuniPreferred may sell, transfer or otherwise dispose of shares of MuniPreferred only pursuant to a bid or sell order placed by such beneficial owner's Broker-Dealer with the Auction Agent or to a Broker-Dealer (provided that a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares to be sold, transferred or disposed of immediately after such sale, transfer or disposition).

In order to effectuate the foregoing proposals, the Amendment would modify certain provisions of the Auction Procedures, as well as the definitions of Existing Holder and Potential Holder, and would add definitions of "Beneficial Owner" and "Potential Beneficial Owner."

     2. TRANSFER OF MUNIPREFERRED

The Amendment is designed to preserve the results of an Auction to the greatest extent practicable in the event an Existing Holder or Beneficial Owner of shares of MuniPreferred fails to deliver any shares of MuniPreferred that it is required to deliver under the Auction Procedures. Thus, a bidder for shares of MuniPreferred in an Auction would not be permitted to break its purchase simply because, by reason of a seller's failure to deliver, the bidder is not able to purchase all the shares for which it had bid. The Statement currently provides that in the case of any transfer of shares of MuniPreferred outside of an Auction, the Existing Holder of such shares, its Broker-Dealer or its Agent Member has the obligation to advise the Auction Agent of the transfer. The Fund believes that it is more appropriate to place that obligation on the Broker-Dealer transferee (or other permitted transferee) rather than on the transferor, and that placing that obligation on the transferee will result in a more accurate tracking of owners of shares of MuniPreferred and, consequently, a more efficient Auction process.

Experience with the various Nuveen-sponsored closed-end investment companies has shown that their shares of auction-rate cumulative preferred stock are frequently transferred outside of auctions without compliance with applicable notification provisions, making it difficult for the Auction Agent to maintain an accurate registry of owners for the purpose of conducting auctions. The Amendment is designed to remedy the possible confusion that may result, by giving the Auction Agent conclusive and binding authority to determine the Existing Holders of shares of MuniPreferred for the purpose of conducting Actions. However, as the Amendment might cause unreasonable hardship to a Broker-Dealer in situations where the Auction Agent has determined that the Broker-Dealer is the Existing Holder of a greater number of shares than the number of shares which the Broker-Dealer believes itself to be the Existing Holder of--resulting in potential liability to the Broker-Dealer if the Broker-Dealer fails to deliver the "excess" shares pursuant to sell orders, it would provide relief from that liability if the Broker-Dealer indicates to the Auction Agent that it does not believe that it is the Existing Holder of the "excess" shares. The Amendment would also provide similar relief to a Broker-Dealer who is deemed to submit a sell order in respect of shares that were transferred without compliance with applicable notification requirements.

     3. ADJUSTMENTS TO MAXIMUM RATE [FOR PERFORMANCE PLUS, MARKET OPPORTUNITY, INVESTMENT QUALITY AND SELECT QUALITY ONLY]

The Amendment would provide that the Maximum Rate for Rate Periods consisting of fewer than 28 Rate Period Days shall be determined by reference to a percentage based on the credit rating of the shares times the higher of the applicable "AA" Composite Commercial Paper Rate or the Taxable Equivalent of the Short-Term Municipal Bond Rate. The Statement currently provides that the Maximum Rate payable on shares of MuniPreferred for any Minimum Rate Period thereof or any Special Rate Period thereof consisting of 28 Rate Period Days be determined by reference to a percentage based on the credit rating of the shares times the applicable "AA" Composite Commercial Paper Rate.

Under certain market conditions, the Fund has observed that the Maximum Rate determined by using the applicable "AA" Composite Commercial Paper Rate has been lower than the Maximum Rate that would have been determined by using the taxable equivalent of an index based on municipal bonds. Bids above the Maximum Rate submitted by Existing Holders are treated like sell orders and bids by Potential Holders above the Maximum Rate are rejected. Therefore, raising the permissible Maximum Rate should give greater assurance that Sufficient Clearing Bids will continue to exist in Auctions for shares of MuniPreferred (i.e., that Auctions will be successful). While raising the permissible Maximum Rate could, in certain circumstances, increase the amount of dividends that the Fund might otherwise be required to pay on the shares of MuniPreferred and, to that extent, decrease the amount of net investment income that might otherwise be available for distribution to holders of shares of Common Stock, the Fund believes that the proposed Maximum Rate provisions should help assure the holders of shares of MuniPreferred that they will be able to sell their shares of MuniPreferred in Auctions when they so desire. As a result of this greater certainty, the proposed Maximum Rate provisions would preserve the efficiency of the shares of MuniPreferred as a financing vehicle for the Fund.

     4.MAXIMUM RATE FOR SPECIAL RATE PERIODS OF MORE THAN 182 DAYS
       BUT LESS THAN 365 DAYS

The Fund proposes to substitute the term "Treasury Bill Rate" for "AA" Composite Commercial Paper Rate for purposes of determining the Maximum Rate in respect of Special Rate Periods of more than 182 but fewer than 365 Rate Period Days. The Fund believes that the Treasury Bill Rate is more appropriate than the "AA" Composite Commercial Paper Rate in those circumstances because it more precisely correlates to the length of such Special Rate Periods.

The Statement currently provides that, in the case of Special Rate Periods of less than 1 year, the Maximum Rate on shares of MuniPreferred shall be equal to a percentage based on the credit rating of such shares times the applicable "AA" Composite Commercial Paper Rate. However, the only Special Rate Periods of less than 1 year that may now be designated by the Fund are Special Rate Periods of 28 Rate Period Days or 182 Rate Period Days--for which the applicable "AA" Composite Commercial Rate, in the Fund's judgment, is a suitable rate for purposes of determining the Maximum Rate (except as described above under "Adjustments to Maximum Rate"). However, if the Fund is granted enhanced flexibility with respect to determining the length of Special Rate Periods of more than 182 but fewer than 365 Rate Period Days, the "AA" Composite Commercial Paper Rate, in the Fund's judgment, is not suitable.

Further, the Fund proposes to revise the definition of "AA" Composite Commercial Paper Rate to accommodate Special Rate Periods of between 14 and 182 Rate Period Days.

     5. FEDERAL TAX RATE USED TO CALCULATE RATE MULTIPLE

The definition of "Rate Multiple" currently provides that, in the event the Fund has notified the Auction Agent of its intent to allocate taxable income to shares of MuniPreferred prior to the Auction establishing the dividend rate for such shares, the applicable percentage in the table contained in the definition of "Rate Multiple" shall be divided by the quantity 1 minus the maximum marginal combined regular Federal and California income tax rate (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate, whichever is greater. The Amendment would substitute for the quantity described above, the quantity 1 minus the maximum marginal combined regular Federal and California personal tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. The purpose of the substitution is to clarify that the Federal income tax rates applicable to ordinary income, as opposed to rates applicable to net capital gain, are to be used for purposes of deriving the Rate Multiple.

     6. DIVIDEND RATE DETERMINATIONS FOR ALL HOLD ORDERS

The proposed amendments to the formula for determining the dividend rate applicable to shares of a series of MuniPreferred in the event all shares of such series are the subject of hold orders in an Auction for shares of such series (i.e.; an "all hold order rule") are designed to accommodate the Fund's proposed enhanced flexibility with respect to determining the length of Special Rate Periods by varying the benchmark rates used in calculating the applicable dividend rates depending on the length of the Special Rate Periods.

In addition, for each Fund, the Amendment would provide that, in the event all shares of a series of MuniPreferred are the subject of hold orders in an Auction for a Special Rate Period consisting of fewer than 183 Rate Period Days, the Applicable Rate shall be equal (or determined by reference) to the lesser of (i) the Kenny Index and (ii) the product of (x) the applicable "AA" Composite Commercial Paper Rate and (y) 1 minus the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater. As the Kenny Index represents a tax-free rate, the Fund believes that it is a more appropriate benchmark rate for purposes of determining the all hold order rate than the applicable tax-adjusted "AA" Composite Commercial Paper Rate.

     7. DEEMED SELL ORDERS FOR CERTAIN SPECIAL RATE PERIODS

The Statement currently provides that if a beneficial owner of shares of MuniPreferred fails to submit an order in respect of those shares in an Auction, such beneficial owner will be deemed to have submitted a hold order in respect of those shares. The Fund believes that in the usual case--where Auctions for shares of MuniPreferred are held relatively frequently (i.e., on a weekly basis)--this "deemed hold order" mechanism provides convenience to beneficial owners in that it relieves them of the need to submit an order to their Broker-Dealer in situations where they desire to continue to hold shares of MuniPreferred regardless of the dividend rate thereon.

However, if the Fund designates a relatively long-term Special Rate Period and a short-term investor in shares of MuniPreferred neglects to place a sell order in the Auction for such Special Rate Period, the investor may be locked into a longer term investment that he or she does not want. To guard against this possibility, the Fund proposes that, in the event an investor fails to place an order in respect of shares of MuniPreferred in an Auction for a Special Rate Period of more than 28 Rate Period Days, the investor will be deemed to have placed a sell order in respect of those shares.

     8. GLOBAL CERTIFICATE

The Statement currently provides that all of the shares of each series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of DTC or its nominee. The purpose of this provision is to assure maximum administrative convenience to the Fund and the Auction Agent in connection with paying dividends on shares of MuniPreferred and conducting Auctions with respect thereto. The proposed amendments would amend the current provision by providing that it shall be effective only prior to the commencement of any right of holders of preferred shares to elect a majority of the Fund's directors.

     9. MISCELLANEOUS

Finally, the Amendment would update and add certain definitions to the Statement to conform the Statement to current rating agency guidelines; would make certain other minor changes to the Statement; and would correct typographical errors and omissions and inaccurate cross-references.

In the case of Market Opportunity and Performance Plus, the Amendment would redesignate the shares of "Money Market Cumulative Preferred Stock ("MMP")" as "Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred")."

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended August 31, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY


Annual reports were sent to shareholders of record of each Fund following such Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS AUGUST 31, 1995 ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 IS EXPECTED TO BE AVAILABLE ON OR BEFORE OCTOBER 30, 1996. ANNUAL REPORTS WERE SENT TO SHAREHOLDERS OF RECORD OF EACH FUND FOLLOWING THE FUND'S FISCAL YEAR END.


INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1997, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 2, 1997.


EXPENSES OF PROXY SOLICITATION.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $17,500.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

ANNEX A

GLOSSARY OF TERMS

"'AA' COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

"AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund, be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

"ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes
(BANs) that are rated by S&P.

"APPLICABLE RATE" shall mean the rate per annum payable with respect to shares of a series of MuniPreferred as determined pursuant to Section 2 of Part I of the Amendment.

"AUCTION" shall mean each periodic implementation of the Auction Procedures.


"AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of the Amendment.


"AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

"AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of the Amendment.

"BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

"BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of the Amendment, that is a member of, or a participant in the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of the Amendment.

"BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

"DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

"DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

"DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of Section 2 of Part I of the Amendment.

"DIVIDEND PERIOD," with the respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

"ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

"EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

"FAILURE TO DEPOSIT" with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 Noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to Section 11 of Part I of the Amendment provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

"GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal and California income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or combined successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

"HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

"ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal Obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories.

"KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

"MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

"MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

"MAXIMUM RATE," or shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of the Amendment, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

        (A) the dividend rate on shares of such series for the then-ending Rate Period; and

        (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, of the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

     (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of the Amendment, the product of
     (A) the highest of

     (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

"MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period
Days.

"MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

"MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                    RATING CATEGORY
- ------------------------------------------------------------------------------------------------------------------
               EXPOSURE PERIOD                  AAA*     AA*     A*      BAA*     OTHER**   (V)MIG-1***   SP-1+***
- ------------------------------------------------------------------------------------------------------------------
7 weeks                                         151%     159%    168%    202%       229%        136%         148%
8 weeks or less but greater than seven weeks    154      164     173     205        235         137          149
9 weeks or less but greater than eight weeks    158      169     179     209        242         138          150
- ------------------------------------------------------------------------------------------------------------------

*   Moody's rating.

**  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1, or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to receivables for Municipal Obligations Sold.

"MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations falling within a particular Issue Type Category and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Municipal Obligations issued by issuers located within any one county and rated BBB by S&P may comprise no more than 4% of Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such

BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1, or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.


Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., The Chase Manhattan Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.


"MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

"MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

- -----------------------------------------------
FEDERAL TAX RATE INCREASE            VOLATILITY
                                       FACTOR
- -----------------------------------------------
5%                                         295%
10%                                        317%
15%                                        341%
20%                                        369%
25%                                        400%
30%                                        436%
35%                                        477%
40%                                        525%
- -----------------------------------------------

"MUNICIPAL OBLIGATION" shall mean "Municipal Obligation" as defined in the Fund's Registration Statement.

"MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such

Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4 of Part I of the Amendment with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4 of Part I of the Amendment with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of the Amendment) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of
(i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

"MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Amendment) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

"MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

"1940 ACT" shall mean the Investment Company Act of 1940, as amended.

"1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

"NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to Section 11 of Part I of the Amendment.

"NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to Section 4 of Part I of the Amendment.

"ORDER" AND "ORDERS" shall have the respective meanings specified in Section 1 of Part II of the Amendment.

"OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shared of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

"PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

"POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

"PREFERRED STOCK" shall mean the Preferred Stock of the Fund, and includes shares of MuniPreferred.

"RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

                           ------------------------------------------------------
                           PREVAILING RATING                           PERCENTAGE
                           ------------------------------------------------------
                           "aa3"/AA- or higher                            110%
                           "a3"/A-                                        125%
                           "baa3"/BBB-                                    150%
                           "ba3"/BB-                                      200%
                           Below "ba3"/BB-                                250%
                           ------------------------------------------------------

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or a substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A to the Amendment or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A to the Amendment and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

"RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

"RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of the Amendment or paragraph (b) of Section 4 of Part I of the Amendment.

"RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets of any

Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

"REDEMPTION PRICE" shall mean the applicable redemption price specified in
Section 11 of Part 1 of the Amendment.

"REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Date Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

"REGISTRATION STATEMENT" shall mean the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time.

"S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

"S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

- ---------------------------------------------------------------------------------------------------------
                                                                                RATING CATEGORY
                                                                      -----------------------------------
                        EXPOSURE PERIOD                               AAA*       AA*       A*        BBB*
- ---------------------------------------------------------------------------------------------------------
40 Business Days                                                      200%       205%      220%      260%
22 Business Days                                                      180        185       200       240
10 Business Days                                                      165        170       185       225
 7 Business Days                                                      160        165       180       220
 3 Business Days                                                      140        145       160       200
- ---------------------------------------------------------------------------------------------------------

* S&P rating.

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

"S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually, (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal Obligations; and
(v) is part of an issue of Municipal Obligations with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Special utilities issues that are not rated by S&P shall not comprise S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

     (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

     (2) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; provided, however, that general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 30% of the aggregate Market Value of S&P Eligible Assets;

     (3) Municipal Obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and

     (4) Non-California long-term Municipal Obligations shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

"S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under the Amendment to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of the Amendment).

"S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

"SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

"SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean a Rate Period of shares of such series designated by the Fund pursuant to Section 4 of Part I of the Amendment consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to certain adjustments.

"SUBMISSION DEADLINE" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in Section 3 of Part II of the Amendment.

"SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

"SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

"SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

"SUFFICIENT CLEARING BIDS" shall have the meaning specified in Section 3 of Part II of the Amendment.

"TAXABLE ALLOCATION" shall mean any allocation by the Fund of net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without advance notice thereof having been given to the Auction Agent as provided in Section 5 of Part II of the Amendment.

"TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

"TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

"TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity, closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

"TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

"TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

"U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

"VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

"VOLATILITY FACTOR" means the Moody's Volatility Factor or the S&P Volatility Factor, as the case may be.

APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (B)(III) OF SECTION 3 OF PART II OF STATEMENT.


For purpose of subparagraph (b)(iii) of Section 3 of Part II of the Amendment, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lessor of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (i) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (ii) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (iii) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(i), (ii) or (iii), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of State taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the

Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal and California personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of State taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                                                         NCP1196

At the upcoming Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Money Market Cumulative Preferred Stock (MuniPreferred(R)) to conform with the state-of-the-art terms of more recent MuniPreferred offerings (as more fully described in the enclosed proxy statement). We believe the proposals will provide a wider range of investment choices and simplify investing in and owning shares of MuniPreferred, potentially providing you with an even better investment. If approved, the terms of the MuniPreferred would be amended to, among other things, offer the following advantages:

          - Eliminate Master Purchaser's Letters
          - Refine Maximum Dividend Rate Provisions
          - Increase Flexibility in Establishing Extended Rate Periods

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


                 Please fold at perforation before detaching

- --------------------------------------------------------------------------------

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.              PROXY BALLOT

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen California Quality Income Municipal Fund, Inc. to be held on November 21, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES:    Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri,
                Peter R. Sawers.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1997.

3. Approval of amendments to the terms of the Municipal Auction Rate Cumulative Preferred Stock.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- -------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- -------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                         NUC1196


The Board of Directors recommends a vote FOR all nominees and the proposals:         Please mark your votes as in this example.  /X/
- ------------------------------------------------------------------------------------------------------------------------------------
1.     Election of Directors:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
        (See reverse for nominees)         all nominees       to vote for all nominees       for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending August 31, 1997.
3.    Approval of amendments to the terms of the Fund's Municipal Auction Rate Cumulative Preferred   / /       / /       / /
      Stock.
4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.

Please be sure to sign and date this Proxy.


- --------------------------------
Shareholder sign here       Date

- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NCP1196          NUC1196



At the upcoming Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Municipal Auction Rate Cumulative Preferred Stock (MuniPreferred(R)) to conform with the state-of-the-art terms of more recent MuniPreferred offerings (as more fully described in the enclosed proxy statement). We believe the proposals will provide a wider range of investment choices and simplify investing in and owning shares of MuniPreferred, potentially providing you with an even better investment. If approved, the terms of the MuniPreferred would be amended to, among other things, offer the following advantages:

          - Eliminate Master Purchaser's Letters
          - Refine Maximum Dividend Rate Provisions
          - Increase Flexibility in Establishing Extended Rate Periods

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


                 Please fold at perforation before detaching

- --------------------------------------------------------------------------------

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.             PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES W AND F
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series W and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen California Quality Income Municipal Fund, Inc. to be held on November 21, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: -- BY ALL SHAREHOLDERS: Lawrence H. Brown, Anthony T. Dean, Anne
                E. Impellizzeri, Peter R. Sawers.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1997.

3. Approval of amendments to the terms of the Fund's Municipal Auction Rate Cumulative Preferred Stock.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

If the undersigned is a broker-dealer that is a New York Stock Exchange member, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Municipal Auction Rate Cumulative Preferred Stock, Series W and F, in the same proportion as votes cast by holders of Municipal Auction Rate Cumulative Preferred Stock,
Series W and F, who have responded to this proxy solicitation.

- -------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
- -------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                       NUC1196-P


The Board of Directors recommends a vote FOR all nominees and the proposals:         Please mark your votes as in this example.  /X/
- -----------------------------------------------------------------------------------------------------------------------------------
1.     Election of Directors:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
        (See reverse for nominees)         all nominees       to vote for all nominees       for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending August 31, 1997.
3.    Approval of amendments to the terms of the Fund's Municipal Auction Rate Cumulative Preferred   / /       / /       / /
      Stock.
4.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
- -----------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.

Please be sure to sign and date this Proxy.


- --------------------------------
Shareholder sign here       Date

- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NCP1196          NUC1196-P


